STOCK OPTIONS (Details Narrative)	12 Months Ended
Dec. 31, 2018 $ / shares shares
Stock Options Details Narrative Abstract
Stock option plan, description	The maximum number of shares which may be optioned under the stock option plan is 7,500,000. The maximum number of shares which may be optioned to any one individual is 15% of the total issued and outstanding common shares. Options under the Plan expire up to ten years after the grant date and vest either immediately or over periods up to six years and are equity-settled.
Stock option available to be granted | shares	1,760,000
Fair value of per option granted | $ / shares	$ 2.72